MAINSTAY FUNDS TRUST

MainStay Candriam Emerging Markets Equity Fund

Supplement dated June 8, 2021 (“Supplement”) to the

Statement of Additional Information (“SAI”), dated February 28, 2021, as amended

Capitalized terms and certain other terms used in this Supplement, unless otherwise defined in this Supplement, have the meanings assigned to them in the SAI.

Effective immediately, the SAI is amended as follows:

1. The table beginning on page 116 is revised to include the following:

		NUMBER OF OTHER ACCOUNTS MANAGED AND ASSETS BY ACCOUNT TYPE			NUMBER OF ACCOUNTS AND ASSETS FOR WHICH THE ADVISORY FEE IS BASED ON PERFORMANCE
PORTFOLIO MANAGER	FUNDS MANAGED BY PORTFOLIO MANAGER	REGISTERED INVESTMENT COMPANIES	OTHER POOLED INVESTMENT VEHICLES	OTHER ACCOUNTS	REGISTERED INVESTMENT COMPANIES	OTHER POOLED INVESTMENT VEHICLES	OTHER ACCOUNTS
Paulo Salazar*	MainStay Candriam Emerging Markets Equity Fund	0	4 Accounts $4,772,392,494	1 Account $256,252,032	0	2 Accounts $44,850,157	0

*The information presented for Mr. Salazar is as of April 30, 2021.

2. The table beginning on page 121 is revised to include the following:

PORTFOLIO MANAGER	FUND	RANGE OF OWNERSHIP	RANGE OF OWNERSHIP IN SIMILAR INVESTMENT STRATEGIES	TOTAL RANGE OF OWNERSHIP
Paulo Salazar[3]	MainStay Candriam Emerging Markets Equity Fund	$0	$0	$0

3 Information is as of April 30, 2021.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.